UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2025
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
On February 18, 2025, Sila Realty Trust, Inc. (the “Company”), Sila Realty Operating Partnership, LP (“SROP”), and certain of the Company’s subsidiaries, entered into a senior unsecured revolving credit agreement (“2029 Revolving Credit Agreement”) with Bank of America, N.A., as Administrative Agent, for aggregate commitments available of up to $600,000,000, which may be increased, subject to lender approval, to an aggregate amount not to exceed $1,500,000,000. The maturity date for the 2029 Revolving Credit Agreement is February 16, 2029, which, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to certain conditions, including the payment of an extension fee. The 2029 Revolving Credit Agreement was entered into to replace the Company's prior $500,000,000 revolving line of credit, which had a maturity date of February 15, 2026, with the option to extend for two six-month periods. The Company did not exercise the option to extend. Upon closing of the 2029 Revolving Credit Agreement, the Company extinguished all commitments associated with the prior revolving line of credit.
At the Company’s election, borrowings under the 2029 Revolving Credit Agreement may be made as Base Rate loans or Secured Overnight Financing Rate (“SOFR”) loans. The applicable margin for loans that are Base Rate loans is adjustable based on a total leverage ratio, ranging from 0.25% to 0.90%. The applicable margin for loans that are SOFR loans is adjustable based on a total leverage ratio, ranging from 1.25% to 1.90%. In addition to interest, the Company is required to pay a fee on the unused portion of the lenders’ commitments under the 2029 Revolving Credit Agreement at a rate per annum equal to 0.20% if the average daily amount outstanding under the 2029 Revolving Credit Agreement is less than 50% of the aggregate commitments, or 0.15% if the average daily amount outstanding under the 2029 Revolving Credit Agreement is equal to or greater than 50% of the aggregate commitments. The unused fee is payable quarterly in arrears.
Additionally, upon closing of the 2029 Revolving Credit Agreement, the Company entered into a First Amendment to the senior unsecured amended and restated term loan agreement, with Truist Bank, as Administrative Agent (“2027 A&R Term Loan Agreement”), and a Second Amendment to the senior unsecured term loan agreement, with Truist Bank, as Administrative Agent (“2028 Term Loan Agreement”), to align certain terms and covenants to the 2029 Revolving Credit Agreement.
The 2029 Revolving Credit Agreement, 2027 A&R Term Loan Agreement, and 2028 Term Loan Agreement are pari passu, and, collectively, have current aggregate commitments available of $1,125,000,000.
Borrowings under the 2029 Revolving Credit Agreement are guaranteed by SROP, and certain subsidiaries of the Company.
The material terms of the 2029 Revolving Credit Agreement, 2027 A&R Term Loan Agreement and 2028 Term Loan Agreement are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K, and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On February 19, 2025, the Company announced in a press release the events described in Item 2.03 to this Current Report. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical facts may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. All statements other than statements of historical facts included in this Current Report on Form 8-K, may constitute forward-looking statements. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to the Company's ability to increase its commitment under or extend the term of the 2029 Revolving Credit Agreement, 2027 A&R Term Loan Agreement or 2028 Term Loan Agreement. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the

Company’s expectations, including the availability of suitable investment opportunities, changes in interest rates, the availability and terms of financing, general economic conditions, market conditions, legislative and regulatory changes could adversely impact the business of the Company. These factors mentioned as well as other factors, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2023 and those described under the section entitled Item 1A. “Risk Factors” of Part II of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, copies of which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1*	Credit Agreement, dated as of February 18, 2025, by and among Sila Realty Trust, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the lenders from time to time parties thereto.

10.2*
First Amendment to Amended and Restated Term Loan Agreement, dated as of February 18, 2025, by and among Sila Realty Trust, Inc., as Borrower, Truist Bank, as Administrative Agent, and the lenders from time to time parties thereto.

10.3*
Second Amendment to Term Loan Agreement, dated as of February 18, 2025, by and among Sila Realty Trust, Inc., as Borrower, Truist Bank, as Administrative Agent, and the lenders from time to time parties thereto.

99.1	Sila Realty Trust, Inc. Press Release, dated February 19, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 602(b)(10) of Regulation S-K and the Company agrees to supplementally furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: February 19, 2025	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer